EXHIBIT 10.6B

                       ADDENDUM TO STOCK PLEDGE AGREEMENT

         INFOCROSSING, INC., a Delaware corporation ("PLEDGOR"), being a Pledgor pursuant to that certain Stock Pledge Agreement dated as of July 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT") in favor of CapitalSource Finance LLC, as Agent ("SECURED PARTY"), by executing this Addendum, hereby acknowledges that Pledgor legally and beneficially owns all of the issued and outstanding shares of capital stock of INFOCROSSING HEALTHCARE SERVICES, INC., a Delaware corporation formerly known as Verizon Information Technologies Inc. (the "CORPORATION"). Pledgor hereby agrees and acknowledges that stock of the Corporation shall be deemed "Pledged Shares" pursuant to the Pledge Agreement and such Pledged Shares shall be deemed Pledged Collateral pursuant to the Pledge Agreement. Pledgor hereby represents and warrants to Secured Party that (i) all of the capital stock of Corporation now owned by Pledgor is presently represented by the stock certificates listed below, which stock certificates, with irrevocable proxies coupled with interest and undated stock powers duly executed in blank by Pledgor, are being delivered to Secured Party, simultaneously herewith, and (ii) after giving effect to this Addendum, the representations and warranties set forth in Section 3 of the Pledge Agreement are true, complete and correct as of the date hereof. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Pledge Agreement.

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      PLEDGOR       PLEDGED SUBSIDIARY    CLASS OR OTHER   CERTIFICATE NUMBER  NUMBER OF PLEDGED     PERCENTAGE OF
                                          DESCRIPTION OF     (IF APPLICABLE)       SECURITIES      TOTAL OUTSTANDING
                                        PLEDGED SECURITIES                                        SECURITIES PLEDGED
----------------------------------------------------------------------------------------------------------------------

Infocrossing, Inc.  Infocrossing
                    Healthcare                Common                2                 150                100%
                    Services, Inc.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

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


Addendum to Stock
Pledge Agreement
         IN WITNESS WHEREOF, the undersigned has caused this Addendum to Stock Pledge Agreement to be executed as of October 1, 2004.

                             INFOCROSSING, INC., a Delaware corporation

                             By:      /s/ Zach Lonstein
                                      -----------------
                                      Name:    Zach Lonstein
                                      Title:   Chief Executive Officer

Acknowledgment of
Addendum to Stock
Pledge Agreement
                                 ACKNOWLEDGMENT

         The undersigned hereby (a) acknowledges receipt of a copy of the Stock Pledge Agreement dated as of July 29, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), (b) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the exercise of voting rights by Secured Party, and
(c) agrees promptly to note on its books and records the transfer of the security interests in the equity interests of the undersigned as provided in such Pledge Agreement, including the following legend:

         PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT, DATED AS OF JULY 29, 2004 (AS FROM TIME TO TIME AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME, THE "PLEDGE AGREEMENT"), INFOCROSSING, INC., A DELAWARE CORPORATION, HAS, UNDER THE CIRCUMSTANCES SPECIFIED IN SUCH PLEDGE AGREEMENT, EMPOWERED CAPITALSOURCE FINANCE LLC, A DELAWARE LIMITED LIABILITY COMPANY, AS AGENT FOR CERTAIN LENDERS, TO VOTE THE EQUITY INTERESTS REPRESENTED BY THIS CERTIFICATE PURSUANT TO SUCH PLEDGE AGREEMENT.

Dated: October 1, 2004

                         INFOCROSSING HEALTHCARE SERVICES,
                         INC., a Delaware corporation formerly known as Verizon Information Technologies Inc.


                         By:      /s/ Zach Lonstein
                                 -----------------
                                 Name:    Zach Lonstein
                                 Title:   Chief Executive Officer